UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  April 2, 2007

Date of earliest event reported:  March 30, 2007

NORTHWEST AIRLINES CORPORATION

(Debtor-in-Possession)

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2700 Lone Oak Parkway
Eagan Minnesota	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (612) 726-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.               Regulation FD Disclosure.

On March 30, 2007, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered an order (i) approving the adequacy of information in the Disclosure Statement With Respect to Debtors’ First Amended Joint and Consolidated Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (as amended, the “Disclosure Statement”) originally filed with the Bankruptcy Court on February 12, 2007 and most recently amended on March 30, 2007 by Northwest Airlines Corporation (the “Company”), Northwest Airlines, Inc. (“Northwest”) and certain of their direct and indirect subsidiaries (collectively, the “Debtors”), and (ii) authorizing the Company to send the Disclosure Statement, the First Amended Joint and Consolidated Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (the “First Amended Plan”) and ballots to creditors entitled to vote on the First Amended Plan.  The deadline for voting on the First Amended Plan is May 7, 2007 and the hearing on confirmation of the First Amended Plan is scheduled for May 16, 2007.

Copies of the Disclosure Statement and the First Amended Plan, as filed with the Bankruptcy Court, are attached hereto as Exhibits 99.1 and 99.2, respectively.  The Disclosure Statement contains certain projections (the “Projections”) of financial performance for fiscal years 2007 through 2010.  The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations.  The Company has filed the Disclosure Statement as an exhibit hereto because the Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors’ reorganization proceedings.  The Company recommends that its stakeholders refer to the limitations and qualifications included in the Disclosure Statement with respect to the Projections, including without limitation those set forth under the captions “Section V.H. Securities Law Matters,” “Section XI—Confirmation Of The Plan,” “Section X—Certain Factors To Be Considered,” “Exhibit B—Liquidation Analysis,” “Section VII.C.— Reorganization Valuation Analysis,” “Exhibit F.1—Overview of the Business Plan and Exhibit F.2—Projections.”  All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the First Amended Plan, actions of third parties or otherwise.  This report is not intended to be, nor should it be construed as, a solicitation for a vote on the First Amended Plan.  The First Amended Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

In addition, on March 30, 2007, the Company issued a press release regarding a proposed Management Equity Plan (the “MEP”) to be adopted in connection with the implementation of the Company’s First Amended Plan.  The Company disclosed that approximately 5,200 salaried employees of Northwest will be eligible to participate in the MEP, which will be funded with 5.5 percent of the equity in the reorganized Company. A copy of the press release is attached hereto as Exhibit 99.3.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Disclosure Statement With Respect to Debtors’ First Amended Joint and Consolidated Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code

99.2	Debtors’ First Amended Joint and Consolidated Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code

99.3	Press Release dated March 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated:  April 2, 2007